UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 403-4600

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2015, the Compensation and Leadership Development Committee (the “Compensation Committee”) of the Board of Directors of ACI Worldwide, Inc. (the “Company”) granted awards of performance-based restricted shares (“Performance-Based Restricted Shares”) to certain employees in order to deliver competitive compensation tied to Company performance. The Performance-Based Restricted Shares were granted using the Company’s form of Performance-Based Restricted Share Agreement attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 12, 2015.

Each of the following named executive officers was granted the number of Performance-Based Restricted Shares reflected in the following table:

Name	Number of Target Performance-Based Restricted Shares (assumes 100% attainment of performance goals)
Scott W. Behrens, Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer	22,996
Daniel Frate, Group President, Strategic Products & Global Markets	22,996
Carolyn Homberger, Group President, Customer Management and Maintenance	17,247

The Performance-Based Restricted Shares are subject to the Company achieving performance goals related to earnings before interest, taxes, depreciation and amortization (“EBITDA”) in fiscal 2016. The Performance-Based Restricted Shares are also contingent upon continued employment.

The Performance-Based Restricted Shares will generally vest only if the applicable EBITDA threshold performance goal for fiscal 2016 is met or exceeded. If the Company achieves the applicable EBITDA threshold performance level for fiscal 2016, then the Performance-Based Restricted Shares will vest based on a performance matrix that provides 75% of the Performance-Based Restricted Shares vest for threshold performance, 100% of the awarded Performance-Based Restricted Shares vest for target performance and 150% of the Performance-Based Restricted Shares vest for performance at or above the maximum level. If the Company’s EBITDA performance goals fall between the specified percentage ranges set forth in the performance matrix, the Compensation Committee will determine the vesting percentage and the number of vested shares by mathematical interpolation, rounded to the nearest whole share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACI WORLDWIDE, INC.

Dated: September 21, 2015	By:	/s/ Dennis P. Byrnes
Dennis P. Byrnes
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary